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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549



                                   FORM 8-K

                                CURRENT REPORT



    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                      Date of Report:  September 9, 1999



                         MORRISON KNUDSEN CORPORATION

                        Commission File Number 1-12054



                            A Delaware corporation

                  IRS Employer Identification No. 33-0565601



                  MORRISON KNUDSEN PLAZA, BOISE, IDAHO 83729

                                 208/386-5000

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Item 5.  Other Material Important Events.
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     On September 9, 1999, the Company announced that Leo A. Giacometto has been named as a principle officer of the Company to the office of vice president of government affairs. (See the attached press release dated September 9, 1999 filed as Exhibit 99.1 hereto and incorporated herein by this reference.)


                                   Signature
                                   ---------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    MORRISON KNUDSEN CORPORATION


September 15, 1999
                                By: /s/  Stephen G. Hanks
                                    ________________________________________
                                         Stephen G. Hanks
                                         Executive Vice President,
                                         Chief Legal Officer and Secretary

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